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                                                                EXHIBIT 10(b)(6)

                             STOCK OPTION AGREEMENT


                  THIS AGREEMENT ("Agreement") made as of the 17th day of February, 2000 by and between Koger Equity, Inc., a Florida corporation with its principal place of business in Jacksonville, Florida (the "Company"), and Robert Onisko ("Executive").

                              W I T N E S S E T H:

                  Effective February 17, 2000, (the "Grant Date"), Executive has been granted, subject to execution of this agreement, a non-qualified stock option (the "Option") to purchase the number of shares of the Company's common stock, par value $.01 per share (the "Shares") set forth below, pursuant to the terms of the Employment Agreement, dated as of February 17, 2000, by and between the Company and Executive (the "Employment Agreement"). Unless otherwise indicated, any capitalized term used herein, but not defined herein, shall have the meaning ascribed to such term in the Employment Agreement. References to the "Board" shall mean the Board of Directors of the Company and references to "Committee" shall mean the Compensation Committee of the Board.

1.       Grant of Options

         (a) Subject to the terms and conditions set forth herein, the Executive is granted an Option to purchase 300,000 shares at a per Share exercise price of $16.0625. No part of the Option is intended to be an "Incentive Stock Option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended.

         (b) The term of the Option shall be ten (10) years from the Grant Date, subject to earlier termination as provided in Section 3 hereof. Upon expiration of the Option, the Option shall be canceled and no longer exercisable.

         (c) Subject to Section 3 hereof, the Option shall vest and become exercisable as to one third (1/3) of the Shares subject to the Option, on the first anniversary of the Effective Date and as to an additional one third (1/3) of the Shares subject to the Option on the next two succeeding anniversaries of the Effective Date (each such date hereinafter referred to as a "Vesting Date"); provided, that on each of such Vesting Dates, Executive has been continuously employed by the Company through such date. There shall be no proportionate or partial vesting in the periods prior to each Vesting Date and vesting shall occur only on the appropriate Vesting Date. To the extent the Option has become vested and exercisable, the Option may thereafter be exercised by Executive, in whole or in part, at anytime or from time to time prior to the expiration of the Option as provided herein.

         (d) (i) To the extent vested hereunder, the Option may be exercised by Executive by delivering notice to the Company's principal office, to the attention of its Corporate Secretary. Such notice shall be accompanied by this Agreement, shall specify the number of Shares with respect to which the Option is being exercised and the effective date of the


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proposed exercise and shall be signed by Executive or other person then having the right to exercise the Option. Payment for Shares purchased upon the exercise of the Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash or by personal check, certified check, bank cashier's check or wire transfer; (ii) if the Shares are traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the National Association of Securities Dealers, through a "cashless exercise" procedure whereby Executive delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price; (iii) subject to the approval of the Committee, in Shares owned by Executive for at least six months prior to the date of exercise (or such shorter period approved by the Committee) and valued at their "fair market value" (within the meaning of the Company's 1998 Equity and Cash Incentive Plan (the "1998 Equity Plan")) on the effective date of such exercise; or (iv) subject to the approval of the Committee, by such other provisions as the Committee may from time to time authorize.

                  (ii) Subject to the terms of this Agreement, certificates for Shares purchased upon the exercise of an Option shall be issued in the name of Executive or other person entitled to receive such Shares, and delivered to Executive or such other person as soon as practicable following the effective date on which the Option is exercised.

2.       Shares; Adjustment Upon Certain Events

         (a) Shares to be issued under this Agreement shall be made available, at the discretion of the Board, from authorized but unissued Shares, issued Shares reacquired by the Company or Shares purchased by the Company on the open market specifically for these purposes.

         (b) In the event that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Executive under the Option, then the Committee shall make such equitable changes or adjustments as are appropriate to the Option's exercise price and the number and kind of Shares or other property (including cash) issued or issuable upon exercise of the Option.

         (c) Notwithstanding the foregoing, in the event that the Company shall declare any extraordinary dividend or other extraordinary distribution in favor of the Company's shareholders in connection with the sale of assets by the Company, the Company shall not make any equitable changes or adjustments to the Option as set forth above, but shall set aside in a segregated escrow account for the benefit of the Executive a cash amount equal to the value of the pro rata portion of such extraordinary dividend or other extraordinary distribution which would have been payable in respect of the shares of Common Stock issuable upon exercise of the Option had the Option been 100% vested and fully exercised immediately prior to the declaration of such extraordinary dividend or other extraordinary distribution. All such funds


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shall be released from escrow and paid to the Executive on March 1, 2003, without setoff or deduction by the Company or the escrow agent, if the Closing Price (as defined below) of the Company's Common Stock shall be at least $16.0625 (as adjusted for (i) stock splits, combinations and the like and (ii) distributions of capital gains to the Company's shareholders) on at least sixty
(60) days (in the aggregate) of the one hundred eighty (180) consecutive days immediately prior to March 1, 2003 (the "Closing Price Requirement"). If the Closing Price Requirement shall not be met, such funds shall be returned to the Company on such date and the Executive shall have no right to or claim against such funds. The "Closing Price" of the Company's Common Stock on any day shall mean (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system or (iii) if neither clause (i) or (ii) is applicable, the fair market value of the Common Stock as determined by the Company's Board of Directors.

3.       Effect of Termination of Employment; Change of Control

         (a) In the event of (i) Executive's termination of Employment either by (A) the Company without Cause or (B) the Executive for Good Reason,
(ii) the Executive's death or Disability or (iii) a Change of Control of the Company, the Option will immediately vest and become exercisable as to all the Shares subject thereto. If, as part of, or in connection with, a Change of Control (and to the extent that the Option shall not have been exercised prior to or in connection with any such transaction), there occurs a merger or consolidation in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's stock or assets by a person, entity or group of persons or entities acting in concert or there is a dissolution or liquidation of the Company, the Option shall, upon the effective date of such transaction, either be (i) cashed out, (ii) assumed by the surviving corporation or (iii) substituted with a new option of the surviving corporation which is substantially similar in nature and equivalent in terms and value for the Option then outstanding.

         (b) In the event of Executive's Termination for Cause or Termination without Good Reason, the unvested portion of the Option shall be immediately forfeited and canceled.

         (c) Upon Executive's termination of employment with the Company, the portion of the Option that is not vested in accordance with the terms hereof shall be immediately forfeited and the vested portion of the Option shall expire on the tenth (10th) anniversary of the Grant Date.


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4.       Nontransferability of Option

         Neither the Option nor any other rights hereunder shall be transferable by Executive otherwise than by will or under applicable laws of descent and distribution. The Option shall be exercisable, during Executive's lifetime only by Executive. In addition, neither the Option nor any other rights hereunder shall, except as otherwise provided herein, be assigned, negotiated, pledged, or hypothecated in any way or be subject to execution, attachment or similar process. Upon any transfer, assignment, negotiation, pledge or hypothecation of the Option or any rights hereunder, or in the event of any levy upon the Option or any rights hereunder by reason of any execution, or similar process, contrary to the provisions hereof, such Option shall immediately become null and void. Notwithstanding the forgoing, Executive may, upon providing written notice to the Company, elect to transfer all or any portion of the Option to members of Executive's immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by Executive may be made in exchange for consideration.

5.       Rights as a Stockholder

         Executive (or a permitted transferee of the Option) shall have no rights as a stockholder with respect to any Shares subject to the Option until Executive (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for herein.

6.       Securities Representations

         If the Committee determines that the law so requires, the holder of the Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in a form satisfactory to the Company, representing and warranting that:

         (a) in the event that the holder of Shares received pursuant to exercise of the Option is permitted to sell, transfer, pledge, hypothecate, assign or otherwise dispose of such Shares, the holder may only do so pursuant to a registration statement under the Securities Act of 1933 (the "Act") and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate the provisions of Rule 144 under the Act. A stop-transfer order will be placed on the books of the Company respecting the certificates evidencing the Shares, and such certificates shall bear any required legends until such time as the Shares evidenced by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel for the Company that such registration is not required; and

         (b) holder understands that the resale of the Shares are subject to Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock of the Company,


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(ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions; and

         (c) holder has been advised that holder may be subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 (the "Securities Act") and that holder may be subject to insider trading restrictions and reporting requirements on the purchase and sale of securities of the Company imposed under the Securities Act.

7.       Delay in Delivery of Shares Upon Exercise of Option

         The delivery of any certificate representing Shares hereunder may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law, or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by Executive or the Company of any provisions of any law or of any regulations of any governmental authority or any national securities exchange. The Committee shall inform the Executive in writing of any decision to defer the delivery of Shares. During the period of such deferral, Executive may, by written notice, withdraw the portion of the Option exercise subject to the deferral and obtain the refund of any amount paid with respect thereto. Notwithstanding the preceding, the Company agrees to file and maintain a Form S-8 with regard to the Option and agrees to file a Form S-3 as reasonably requested by the Executive with regard to any Shares issued upon exercise of the Option.

8.       Withholding Taxes

         Upon exercise of the Option, Executive will pay to the Company, or make arrangements satisfactory to the Company that are in compliance with applicable law regarding payment of, any U.S. federal, state or local taxes of any kind required by law to be withheld with respect of the exercise of the Option. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to Executive any U.S. federal, state or local taxes of any kind required by law to be withheld with respect to the exercise of the Option.


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9.       Miscellaneous

         (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company shall assign to, and require, any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, any subsidiary or any division of the Company or subsidiary by which Executive is employed to expressly assume and agree in writing to perform this Agreement. Notwithstanding the foregoing, this Agreement may not be assigned by the Executive.

         (b) No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

         (c) This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

         (d) The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

         (e) The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

         (f) The Company shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.

         (g) All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to its principal office, attention of the Executive Vice President and General Counsel.

         (h) To the extent not in specific conflict with this Agreement or the Employment Agreement, the provisions of the 1998 Equity Plan shall apply to the Options granted herein as if the grant was under such 1998 Equity Plan and the Committee shall have the right to interpret and administer the grants made herein in the same manner as grants made under such plan.


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         (i)      This Agreement shall be governed and construed and the legal relationships of the parties determined in accordance with the laws of the state of Florida without reference to principles of conflict of laws.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                     KOGER EQUITY, INC.


                                     By:  /s/ W. Lawrence Jenkins
                                        ---------------------------------------
                                     Name: W. Lawrence Jenkins
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------


                                      /s/ Bob Onisko
                                      -----------------------------------------
                                      Robert Onisko, individually



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